EXHIBIT 10.2

M&I Marshall & Ilsley Bank

770 North Water Street/Milwaukee, WI 53202-3593/Tel 414 765-7990
Correspondent Banking



         August 27, 1997


         Mr. Douglas M. Kratz, President
         Financial Services Corporation of the Midwest
         P. O. Box 4870
         Rock Island, IL  61204-4870

         RE:      Amendment to Letter Agreement dated as of December 15, 1992

         Dear Mr. Kratz:

         The following amends the Loan Agreement dated December 15, 1992 as amended as of March 14, 1996 and further amended as of July 27, 1996.

         Paragraph 3 of the agreement is amended in its entirety to read as follows:

                           "3.  The  Borrower  shall  at all  times  maintain  a
                  minimum tangible net worth of at least $20,000,000.00. Tangible net worth shall be defined in accordance with generally  accepted  accounting  principles.  The  Bank  shall maintain a minimum tangible net worth, as defined by applicable regulatory authorities, of at least $25,000,000.00."

         Paragraph 6 of the agreement is amended in its entirety to read as follows:

                           "6.  The   Borrower   shall   make  no  fixed   asset
                  expenditures in an aggregate amount exceeding $500,000.00 in any one fiscal year with the prior approval of M&I. The Bank shall make only such fixed asset expenditures as would be made under normal banking practices and in accordance with applicable regulatory requirements without the prior written approval of M&I. If the Bank is required, under regulatory requirements, to obtain the approval of regulators for any fixed asset expenditures, the Borrower shall also obtain the prior written approval of M&I."

         All other terms and conditions of the Agreement, as amended, shall remain in force.

         Please acknowledge acceptance of, and agreement to, the terms by signing in the appropriate place indicated.

                                       Sincerely yours,

                                       By: /s/ John A. Leonard
                                           -------------------------------------
                                           John A. Leonard, Vice President


                                       Attest: /s/ Andrew R. Ragatz
                                               ---------------------------------
                                               Andrew R. Ragatz, Vice President

The above terms are accepted agreed to as of this date:



                                      FINANCIAL SERVICES CORPORATION
                                             OF THE MIDWEST


                                     By: /s/ Douglas M. Kratz
                                         ---------------------------------------
                                         Its:     Chairman


                                     Attest:  /s/ Patricia A. Zimmer
                                              ----------------------------------
                                              Its:     Secretary

The above terms are accepted and agreed to as of this date:



                                     THE ROCK ISLAND BANK, N.A.


                                     By:  /s/ Perry B. Hansen
                                          --------------------------------------
                                          Its:     Chairman


                                    Attest:  /s/ Patricia A. Zimmer
                                             -----------------------------------
                                             Its:     Secretary